As filed with the Securities and Exchange Commission on April 29, 2008

                                             1933 Act Registration No. 333-67552
                                             1940 Act Registration No. 811-10467

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
      Pre-Effective Amendment No. ___                              [ ]
      Post-Effective Amendment No. 11                              [X]

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                 [X]

      Amendment No. 11                                             [X]

                        (Check appropriate box or boxes.)

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                          11111 Santa Monica Boulevard
                                   Suite 1500
                              Los Angeles, CA 90025
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 231-6117

                                            Copies to:

 SEI Investments Global Funds Services      MARK D. PERLOW
 One Freedom Valley Drive                   Kirkpatrick & Lockhart Preston Gates
 Oaks, PA 19456                             Ellis LLP
 (Name and address of agent for service)    55 Second Street, Suite 1700
                                            San Francisco, CA 94105
                                            Telephone:  (415) 249-1070
                                            Facsimile: (415) 882-8220

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[X]   Immediately upon filing pursuant to paragraph (b)
[ ]   On ________ pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   On ________ pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   On ___________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     [LOGO]

                                    CAUSEWAY
                                  GLOBAL VALUE
                                      FUND


                                   PROSPECTUS
                                 APRIL 29, 2008


                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                    As with all other mutual fund securities,
                     the Securities and Exchange Commission
               has not approved or disapproved of these securities
                    or passed on the accuracy or adequacy of
                       this prospectus. Any representation
                      to the contrary is a criminal offense.


                        TABLE OF CONTENTS

FUND SUMMARY                                                              2
   About Causeway Global Value Fund                                       2
   Performance                                                            4
   Fees and Expenses                                                      4

FUND DETAILS                                                              5
   Additional Investment Information                                      5
   Investment Risks                                                       5
   Information about Portfolio Holdings                                   7

MANAGEMENT OF THE FUND                                                    8

INVESTING IN THE FUND                                                    10
   Description of the Institutional Class                                10
   How to Purchase, Sell and
     Exchange Fund Shares                                                10
   Dividends and Capital Gains                                           16
   Tax Consequences                                                      16

FINANCIAL HIGHLIGHTS                                                     16

FUND SUMMARY

ABOUT CAUSEWAY GLOBAL VALUE FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek long-term growth of capital and income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of companies in developed countries located outside the U.S. and of companies located in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.


The Fund may invest up to 20% of its total assets in companies in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in companies located outside the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. Causeway Capital Management LLC (the "Investment Adviser") determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

When investing the Fund's assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. Stocks may be "undervalued" because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. At the same time, the prices of their stocks may be depressed because investors associate the companies with their industries.


The Investment Adviser considers each of the following value characteristics in making investment decisions for the Fund:

o Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

o High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

o Low price-to-book value ratio (stock price divided by book value per share) relative to the market

o Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market

o Financial strength


--------------------------------------------------------------------------------
2                          CAUSEWAY GLOBAL VALUE FUND

Generally, price-to-earnings and yield are the most important factors.

See "Fund Details" beginning on page 5 for more information about the Fund's investment program.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because a particular stock or stock market in which the Fund invests is falling. Also, Fund management may select securities which underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund's value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the Morgan Stanley Capital International World Index (the "MSCI World Index"). Accordingly, the return of the Fund will not necessarily be similar to the return of the MSCI World Index. The Index is a free float-adjusted market capitalization index, designed to measure developed market equity performance, consisting of 23 developed country indexes, including the U.S.

In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund will invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" beginning on page 5 for more information about the risks associated with the Fund.

WHO SHOULD INVEST?

The Fund may be an appropriate investment if you:

o Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

o Are seeking to diversify a portfolio of equity securities to include foreign securities, as well as U.S. securities.

o Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

o Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                          3

PERFORMANCE

The Fund is new and does not have a full calendar year of performance to present. Once it has been in operation a full calendar year, performance information will be presented.

FEES AND EXPENSES

The Fund offers one class of shares - the Institutional Class. Not everyone is eligible to buy Institutional Class shares. Please refer to "Description of the Institutional Class" and "How to Purchase, Sell and Exchange Fund Shares" beginning on page 10 for more information.

Fund investors pay various expenses, either directly or indirectly. The table below lists some of the main types of expenses which the Fund may charge.

SHAREHOLDER TRANSACTION FEES are fees charged directly to an investor's account. The Fund does not impose a sales charge. However, the Fund imposes a redemption fee of 2% on the original value of shares redeemed less than 90 days after purchase.

ANNUAL FUND OPERATING EXPENSES are expenses that cover the costs of operating the Fund and are paid out of the Fund's assets. These expenses include management fees and other expenses. These expenses are paid indirectly by all shareholders.

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS
------------------------------------------------------------------------------
Sales Charge (Load) on Purchases and Reinvested Distributions        None
------------------------------------------------------------------------------
Deferred Sales Charge (Load)                                         None
------------------------------------------------------------------------------
Redemption Fee on shares held less than 90 days (as a % of
original value of shares redeemed)                                   2.00%
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS
------------------------------------------------------------------------------
Management Fees                                                      0.85%
------------------------------------------------------------------------------
Shareholder Service Fees                                             None
------------------------------------------------------------------------------
Other Expenses(1)*                                                   2.03%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)*                             2.88%
------------------------------------------------------------------------------
Expense Reimbursement(2)*                                            1.77%
------------------------------------------------------------------------------
Net Annual Fund Operating Expenses(1)*                               1.11%
------------------------------------------------------------------------------

(1) "Other Expenses," "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" reflect acquired fund fees and expenses of less than 0.01%, which are fees and expenses charged by funds in which the Fund invests, including money market funds used to temporarily invest cash.



--------------------------------------------------------------------------------
4                          CAUSEWAY GLOBAL VALUE FUND

(2) Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund's "Total Annual Fund Operating Expenses" (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests and extraordinary expenses) from exceeding 1.10% of the average daily net assets of Institutional Class shares. The expense limit agreement will remain in effect until September 30, 2009.

* "Other Expenses," "Total Annual Fund Operating Expenses," "Expense Reimbursement" and "Net Annual Fund Operating Expenses" for the Fund are based on estimates for the current fiscal year.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 YEAR         3 YEARS
--------------------------------------------------------------------------------
Institutional Class                                      $113            $652
--------------------------------------------------------------------------------


FUND DETAILS

ADDITIONAL INVESTMENT INFORMATION

COMMON STOCKS

The Fund invests primarily in common stocks, which are securities representing ownership interests in corporations.

MONEY MARKET INVESTMENTS

To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. A larger percentage of such investments could moderate the Fund's investment results. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its investment objective using this type of investing.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time. For more information about the risks of investing in the Fund, please see the Fund's Statement of Additional Information ("SAI"), which is available upon request.


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                          5

The Fund's principal risks are listed below:

MARKET AND SELECTION RISK

Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Fund's portfolio managers select will underperform the market or other funds with similar investment objectives and investment strategies.

ISSUER-SPECIFIC RISK

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

FOREIGN AND EMERGING MARKETS RISK

The Fund's investments in foreign securities involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, investments in foreign securities involve the following risks:

o The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

o Governmental actions - such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes - may adversely affect investments in foreign markets.

o The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect the Fund's operations.

o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

o Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the


--------------------------------------------------------------------------------
6                          CAUSEWAY GLOBAL VALUE FUND

  Fund's portfolio managers to completely and accurately determine a company's financial condition.

o Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

o Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

o Changes in currency exchange rates will affect the value of the Fund's foreign holdings and hedging transactions in foreign currencies.

o The costs of foreign securities transactions tend to be higher than those of U.S. transactions.

o International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings.

DERIVATIVES

The Fund also may invest in derivatives including forward currency contracts, futures, swaps, structured instruments and options. Derivatives may allow the Fund to increase or decrease its level of risk exposure more efficiently than other types of instruments. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including:

o CREDIT RISK - Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

o CURRENCY RISK - Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

o LEVERAGE RISK - Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

o LIQUIDITY RISK - Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

o BASIS RISK - Basis risk is the risk that the value of a derivative instrument does not react in parallel with the value of the underlying security.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

If you would like further information about the Fund, including how it invests, please see the SAI, which is available upon request.


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                          7

MANAGEMENT OF THE FUND

ABOUT THE INVESTMENT ADVISER


Causeway Capital Management LLC, the Fund's Investment Adviser, manages the Fund's investments under the overall supervision of the Board of Trustees. The Investment Adviser is responsible for making all investment decisions for the Fund. The Fund pays the Investment Adviser an annual management fee equal to 0.85% of the Fund's average daily net assets. The Investment Adviser began operations as an investment adviser in June 2001.

The Investment Adviser had approximately $15.6 billion in assets under management as of March 31, 2008. The Investment Adviser's address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. The Investment Adviser also serves as investment adviser to Causeway International Value Fund and Causeway Emerging Markets Fund.


A discussion regarding the basis for the approval by the Board of Trustees of the Fund's Investment Advisory Agreement will be contained in the Fund's Annual Report to Shareholders for the period ended September 30, 2008.

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin. Their backgrounds are described below.

Sarah H. Ketterer is the chief executive officer of the Investment Adviser and is responsible for research in the global financials and healthcare sectors. Ms. Ketterer co-founded the Investment Adviser in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("HW-MLIM") since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

Harry W. Hartford is the president of the Investment Adviser and is responsible for research in the global financials and materials sectors. Mr. Hartford co-founded the Investment Adviser in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

James A. Doyle is a director of the Investment Adviser and is responsible for research in the global consumer discretionary, financials and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles.

Jonathan P. Eng is a director of the Investment Adviser and is responsible for research in the consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.


--------------------------------------------------------------------------------
8                          CAUSEWAY GLOBAL VALUE FUND

Kevin Durkin is a vice president of the Investment Adviser and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team.

The SAI, which is available upon request, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.


THE PORTFOLIO MANAGERS' PERFORMANCE INFORMATION


The following tables contain certain performance information for the Causeway Global Value Equity Composite (the "Global Composite"). The Global Composite consists of all discretionary, fee-paying accounts managed by the Investment Adviser with substantially similar objectives, policies, strategies and risks to those of the Fund. The composite consists of one account. The portfolio managers at the Investment Adviser responsible for managing the Fund were responsible for the performance of the Global Composite. Through March 30, 2007, the Investment Adviser managed the Global Composite using research and certain recommendations regarding U.S. value stocks from an unaffiliated investment advisory firm under a research services agreement for an asset-based fee.

The performance information is limited and may not reflect performance in all economic cycles. The private account in the Global Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Fund, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private account in the Global Composite.

The "net" Global Composite performance information below is presented after deduction of estimated Net Annual Fund Operating Expenses (which estimate reflects the Investment Adviser's agreement to reimburse certain Fund expenses) as described in the Fund's fee table (see "Fees and Expenses" above). The "gross" Global Composite performance information below is presented before advisory fees, custody charges, withholding taxes and other indirect expenses applicable to the Fund, but after commissions and trading expenses.


Annual return data is presented for each calendar year since the inception of the Global Composite in October 2001. Total returns are presented for the year-to-date and one-year periods, and average annual total returns are presented for the three-year, five-year and since inception periods of the Global Composite through March 31, 2008.



--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                          9

THIS PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PAST PERFORMANCE OF THE GLOBAL COMPOSITE IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND.


Global Composite -- Average Annual Total Returns For the Periods Ended March 31, 2008:


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      YTD    1 Year   3 Years   5 Years   Inception
-------------------------------------------------------------------
Causeway Net         -8.2    -9.3       8.6      21.0       15.4
Causeway Gross       -7.9    -8.4       9.8      22.3       16.6
MSCI World           -9.0    -2.8      10.2      16.5        9.3
-------------------------------------------------------------------


Global Composite -- Calendar Year Total Returns Since Inception:


                 2002     2003      2004     2005      2006    2007
-------------------------------------------------------------------
Causeway Net     -7.6     50.0      25.7     10.5      22.9    1.5
Causeway Gross   -6.5     51.7      27.1     11.8      24.2    2.6
MSCI World      -19.5     33.8      15.3     10.0      20.6    9.6
-------------------------------------------------------------------

PERFORMANCE INFORMATION OF LESS THAN ONE YEAR IS NOT ANNUALIZED. GLOBAL COMPOSITE ACCOUNT RETURNS ARE CALCULATED DAILY. MONTHLY ACCOUNT RETURNS ARE CALCULATED BY GEOMETRICALLY LINKING THE DAILY RETURNS. THE GLOBAL COMPOSITE IS CALCULATED MONTHLY BY WEIGHTING MONTHLY ACCOUNT RETURNS BY THE BEGINNING MARKET VALUE. VALUATIONS AND RETURNS ARE COMPUTED AND STATED IN U.S. DOLLARS. RETURNS INCLUDE THE REINVESTMENT OF INTEREST, DIVIDENDS AND ANY OTHER DISTRIBUTIONS AND ARE GROSS OF SOURCE COUNTRY WITHHOLDING TAXES ON INTEREST, DIVIDENDS AND CAPITAL GAINS.

THE MSCI(R) WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX, DESIGNED TO MEASURE DEVELOPED MARKET EQUITY PERFORMANCE, CONSISTING OF 23 DEVELOPED COUNTRY INDEXES, INCLUDING THE U.S. THIS INDEX IS UNMANAGED AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND/OR DISTRIBUTIONS, BUT DOES NOT REFLECT SALES CHARGES, COMMISSIONS, EXPENSES AND TAXES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTING IN THE FUND

DESCRIPTION OF THE INSTITUTIONAL CLASS

The Fund offers one class of shares - the Institutional Class. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.

INSTITUTIONAL CLASS

o no upfront or deferred sales charge

o no shareholder service fee

o $1 million minimum initial investment

The account minimum is waived for employees and board members of the Investment Adviser and trustees of the Fund and their families. The Fund's officers may, in their discretion, also waive or lower the account minimum for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future.

HOW TO PURCHASE, SELL AND EXCHANGE FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").


--------------------------------------------------------------------------------
10                         CAUSEWAY GLOBAL VALUE FUND

You may purchase shares directly by:

o Mail

o Telephone

o Wire

o Automated Clearing House ("ACH"), or

o Internet (www.causewayfunds.com).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-866-947-7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Causeway Global Value Fund" and mail to Causeway Global Value Fund, P.O. Box 219085, Kansas City, MO 64121-7159. The Fund cannot accept third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks. If you intend to pay by wire or through ACH, please call 1-866-947-7000 for further instructions.

Internet transactions via the Fund's website are available to existing shareholders. You may not make an initial purchase of the Fund's shares via the Internet. Visit www.causewayfunds.com and click on "My Account - Login" to view account information and perform subsequent purchases and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution. The Investment Adviser makes payments out of its own resources to certain brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the institution. For more information, please see the SAI.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask for a copy of your driver's license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity - we will


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                         11
not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.

We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.

We will attempt to verify your identity in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

HOW FUND SHARES ARE PRICED

The price per Fund share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order and required identifying information in proper form. NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

The Fund calculates its NAV once each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). For you to receive the current Business Day's NAV, the Fund or its authorized agent must receive your purchase order before the close of regular trading on the NYSE. The Fund will use the next trading day's price for a purchase or redemption order received after the close of regular trading on the NYSE.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time the Fund calculates NAV, the Fund's Fair Value Committee may determine the security's fair value. The Board of Trustees has delegated the responsibility of making fair value determinations to the Fund's Fair Value Committee in accordance with the Fund's Pricing and Valuation Procedures. The Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain securities held by the Fund.

Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem the Fund's shares. It is possible that market timers or "arbitrageurs" may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet


--------------------------------------------------------------------------------
12                         CAUSEWAY GLOBAL VALUE FUND
reflected in the Fund's NAV. Such trades may have the effect of reducing the value of existing shareholders' investments. The intended effect of the Fund's use of fair value pricing is to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

HOW TO SELL FUND SHARES

If you own your shares of the Fund directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your Fund account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

SIGNATURE GUARANTEE

A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of $50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, and (3) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). The Fund


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                         13
may also, but is not required to, pay redemptions in kind at the request of a shareholder if doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

REDEMPTION FEE

As noted in the Fund's "Fees and Expenses" section, the Institutional Class imposes a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your Fund account balance drops below $1 million because of redemptions, the Fund may redeem your shares. The Fund will give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission ("SEC") declares an emergency or for other reasons. More information about this is in the Fund's SAI.

HOW TO EXCHANGE FUND SHARES

Currently, you cannot exchange shares of the Fund for other funds.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is convenient, but not without risk. Although the Fund has safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss. In addition, during times of intense activity, there may be delays in reaching the Fund.

EXCESSIVE SHORT-TERM TRADING

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing." Market timing activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders' holdings and cause increased fund transaction costs. The Fund opposes market timing and the Fund's Board of


--------------------------------------------------------------------------------
14                         CAUSEWAY GLOBAL VALUE FUND

Trustees has adopted policies and procedures designed to deter such trading, which are described below.

The Fund has Pricing and Valuation Procedures, which have been approved by the Fund's Board of Trustees, and a Fair Value Committee for fair valuing the Fund's foreign securities. The Fund's Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain securities held by the Fund. Fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities.

In addition, the Fund imposes a 2.00% redemption fee on the original value of shares redeemed less than 90 days after purchase. Additional information about the Fund's redemption fee can be found under "Redemption Fee" above.

The Fund reserves the right to reject any purchase order, including orders deemed to be market timing, if it determines that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund will consider various factors in determining whether an investor has engaged in market timing, including, but not limited to, the investor's historic trading patterns, the number of transactions, the time between transactions and the percentage of the investor's account involved in each transaction. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in market timing.

Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in the Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders. These intermediaries have agreed to provide trading information about their customers to the Fund upon request, and to restrict or block purchases of any shareholder identified by the Fund as engaging in suspicious activity.

Although the Fund's redemption fee does not apply to financial intermediaries with omnibus accounts, the Fund seeks to obtain the agreement of such intermediaries to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on market timing. Where a financial intermediary has agreed to impose a redemption fee, however, the Fund may still permit the intermediary not to apply the redemption fee on particular investors or certain categories of investors who are reasonably believed not to be engaged in market timing strategies.

There can be no assurance that the Fund will successfully detect or prevent market timing. Moreover, despite the existence of these policies and procedures, it is possible that market timing may occur in the Fund without being identified, especially through financial intermediaries. While the Fund intends that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to enforce effectively the Fund's 2% redemption fee or other redemption fees or restrictions on market timing. The Fund will take reasonable steps to seek cooperation from any intermediary through which the Fund believes market timing activity is taking place.


--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND                         15

DIVIDENDS AND CAPITAL GAINS

The Fund earns income from its investments and distributes this income, less expenses, to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains, less any losses, to shareholders as capital gains distributions. The Fund will distribute any dividends and capital gains at least annually.

Dividends paid by the Fund may be reinvested automatically in shares of the Fund at NAV or may be taken in cash. If your account is held directly with the Fund and you would like to receive dividends in cash, contact the Fund at 1-866-947-7000. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you would like.

TAX CONSEQUENCES

Dividends and capital gains distributions are subject to federal income tax, whether you receive them in cash or additional shares. Capital gains may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold. Short-term capital gains are taxable to you as ordinary income while long-term capital gains are taxable to you as capital gains. If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to federal income tax. Capital gains may be taxed at different rates than ordinary income dividends. In addition, dividends from the Fund may be subject to state and local income taxes.

If you buy shares when the Fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" but paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND UNDER ALL APPLICABLE TAX LAWS.

FINANCIAL HIGHLIGHTS

The Fund is new and does not have financial information to present.


--------------------------------------------------------------------------------
16                         CAUSEWAY GLOBAL VALUE FUND

FUND

Causeway Global Value Fund
c/o SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

INVESTMENT ADVISER

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

TRANSFER AGENT

DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN


The Bank of New York
One Wall Street
New York, NY 10286


COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus).

You will be able to download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about the Fund by calling 1-866-947-7000 or writing the Fund at Causeway Global Value Fund, c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of the Fund.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act File #811-10467


--------------------------------------------------------------------------------
                                                                 CCM-PS-004-0100
--------------------------------------------------------------------------------
                           CAUSEWAY GLOBAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                           CAUSEWAY GLOBAL VALUE FUND

   c/o SEI Investments Global Funds Services, One Freedom Valley Drive,
                    Oaks, PA 19456 Phone No. 1-866-947-7000


                                 April 29, 2008


      Causeway Global Value Fund (the "Fund) is a series of Causeway Capital Management Trust (the "Trust"). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust. In addition to the Fund, the Trust is comprised of two additional series, Causeway International Value Fund and Causeway Emerging Markets Fund, which are described in a separate prospectus and statement of additional information. The investment objective of the Fund is to seek long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in developed countries located outside the U.S. and of companies located in the U.S. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

                                   ----------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated April 29, 2008 (the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Fund at c/o SEI Investments Global Funds Services (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

CCM-SX-004-0100

                                TABLE OF CONTENTS

TRUST HISTORY ..............................................................   4

INVESTMENT OBJECTIVE AND POLICIES ..........................................   4

   INVESTMENT RESTRICTIONS .................................................   4
   REPURCHASE AGREEMENTS ...................................................   6
   DEBT SECURITIES .........................................................   6
   U.S. GOVERNMENT SECURITIES ..............................................   6
   CONVERTIBLE SECURITIES ..................................................   7
   DERIVATIVE INSTRUMENTS ..................................................   8
   FUTURES AND OPTIONS .....................................................   8
   DEPOSITARY RECEIPTS .....................................................  12
   EXCHANGE TRADED FUNDS ...................................................  12
   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS .............................  12
   FOREIGN INVESTMENT RISKS ................................................  14
   EMERGING MARKETS ........................................................  16
   SWAP AGREEMENTS .........................................................  16
   ILLIQUID SECURITIES .....................................................  17
   BORROWING ...............................................................  19
   WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES .............................  19
   SECURITIES LENDING ......................................................  19
   REAL ESTATE INVESTMENT TRUSTS ...........................................  20
   CANADIAN INCOME TRUSTS ..................................................  20
   SHARES OF OTHER INVESTMENT COMPANIES ....................................  20
   LIMITED PARTNERSHIPS ....................................................  20
   CORPORATE LOANS .........................................................  20
   INITIAL PUBLIC OFFERINGS ................................................  21
   TEMPORARY DEFENSIVE POSITION ............................................  21
   DISCLOSURE OF PORTFOLIO HOLDINGS ........................................  21

MANAGEMENT OF THE FUND .....................................................  22

   ADVISORY ARRANGEMENTS ...................................................  27
   PORTFOLIO MANAGERS ......................................................  28
   ADMINISTRATION ARRANGEMENTS .............................................  30
   DISTRIBUTION ARRANGEMENTS ...............................................  31
   CODE OF ETHICS ..........................................................  31
   PROXY VOTING POLICIES AND PROCEDURES ....................................  32

PURCHASE AND REDEMPTION OF SHARES ..........................................  33

   ISSUANCE OF FUND SHARES FOR SECURITIES ..................................  34
   REDEMPTION ..............................................................  34

   REDEMPTION IN KIND ......................................................  36
   REDEMPTION FEE ..........................................................  36

PRICING OF SHARES ..........................................................  36

   DETERMINATION OF NET ASSET VALUE ........................................  36

PORTFOLIO TRANSACTIONS AND BROKERAGE .......................................  38

   TRANSACTIONS IN PORTFOLIO SECURITIES ....................................  38

SHAREHOLDER SERVICES .......................................................  40

   INVESTMENT ACCOUNT ......................................................  41
   RETIREMENT AND EDUCATION SAVINGS PLANS ..................................  41
   AUTOMATIC DIVIDEND REINVESTMENT PLAN ....................................  41

DIVIDENDS AND TAX STATUS ...................................................  41

GENERAL INFORMATION ........................................................  45

   DESCRIPTION OF SHARES ...................................................  45
   TRUSTEE AND SHAREHOLDER LIABILITY .......................................  46
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................  46
   CUSTODIAN ...............................................................  46
   TRANSFER AGENT ..........................................................  46
   LEGAL COUNSEL ...........................................................  47
   REPORTS TO SHAREHOLDERS .................................................  47
   SHAREHOLDER INQUIRIES ...................................................  47
   ADDITIONAL INFORMATION ..................................................  47
   FINANCIAL HIGHLIGHTS ....................................................  47
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................  47

                                  TRUST HISTORY

      The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of three series - the Fund, Causeway International Value Fund and Causeway Emerging Markets Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek long-term growth of capital and income. Reference is made to the discussion under "Fund Summary" and "Fund Details" in the Prospectus for information with respect to the Fund's investment objective and policies.

      Causeway Capital Management LLC (the "Investment Adviser") is responsible for the management of the Fund's portfolio.

INVESTMENT RESTRICTIONS

      The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on the Fund's investments is determined when the investment is made, unless otherwise noted.

      Except as noted, the Fund may not:

      (1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Issue senior securities, except as permitted under the 1940 Act.

      (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

      (4) Underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in the disposition of the Fund's portfolio securities.

      (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

      (8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

         In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval.

      (i) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      (ii) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts, options on futures contracts, forward contracts and swap agreements are not deemed to constitute purchasing securities on margin.

      (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

      (iv) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      (v) The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, more than 15% of the Fund's net assets were invested in illiquid securities, the Investment Adviser would consider appropriate steps to ensure appropriate liquidity of the Fund's portfolio.

REPURCHASE AGREEMENTS

      A repurchase agreement is an agreement where the Fund purchases a security and the seller agrees to repurchase the security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

DEBT SECURITIES

      The Fund may invest in debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the debt securities. These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise. In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. GOVERNMENT SECURITIES

      U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority,

Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

      Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such an instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

      The Fund may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser's opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

      A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

DERIVATIVE INSTRUMENTS

      To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may invest in futures contracts, purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into forward contracts and structured instruments. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and securities and securities indexes. The Fund may (but is not obligated to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategies. The Fund may (but is not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, the Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), in an amount sufficient to cover its obligations under forward contracts, swap agreements, structured instruments, futures and options which are not fully hedged or otherwise covered to avoid leveraging of the Fund.

FUTURES AND OPTIONS

      FUTURES. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign securities or indexes.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

      PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. The Fund may write a put or call option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward foreign currency exchange contracts, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indexes, as discussed below. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

      OVER-THE-COUNTER-OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      RISKS OF FUTURES AND OPTIONS. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the

Fund's access to other assets held to cover its options or futures positions could also be impaired.

DEPOSITARY RECEIPTS

      The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.

EXCHANGE TRADED FUNDS

      The Fund may also invest in exchange-traded funds ("ETFs"). ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indexes. The indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management or as part of its overall investment strategy. If the Fund invests in ETFs, shareholders will bear their proportionate share of the Fund's expenses (including operating expenses and advisory fees), and also similar expenses of the ETFs, and the Fund's returns could therefore be lower than if it had invested directly in the underlying securities.

      Investments in ETFs based on the MSCI EAFE(R) Index or other foreign markets indexes are considered foreign markets investments. For purposes of determining whether more than 20% of total Fund assets are invested in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index or other emerging markets indexes are considered emerging markets investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The Fund may (but is not obligated to) use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.

      The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell an amount of such foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund marks as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of currency risk is incorporated into the Investment Adviser's investment decisions on individual securities. However, the Investment Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will be served.

      At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

      The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN INVESTMENT RISKS

      FOREIGN MARKET RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

      FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

      CURRENCY RISK AND EXCHANGE RISK. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas.

      GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

      CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE U. S. The Fund generally holds the foreign securities in which it invests outside the U.S. in foreign banks and securities depositories. The Fund's custodian is the Fund's "foreign custody manager" as provided in Rule 17f-5 under the 1940 Act. The "foreign custody manager" is responsible for determining that the Fund's assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

      Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

      Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

EMERGING MARKETS

      The Fund may invest up to 20% of its total assets in companies in emerging (less developed) markets. The Investment Adviser determines where a company is located, and thus whether a company is located in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. The Fund's investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund's emerging markets securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund will invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

      The growth of many emerging markets' economies is to a significant degree export driven. Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

SWAP AGREEMENTS

      The Fund may enter into interest rate, index, currency exchange rate and security swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount", i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a hypothetical basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ILLIQUID SECURITIES

      The Fund may not hold more than 15% of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the U.S.) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations for such securities are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers in the U.S. The Investment Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will be deemed to be liquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that, after purchase, other qualified institutional buyers become, for a time, uninterested in purchasing these securities and as a result there is no longer a readily available market for the securities. In addition, Rule 144A securities are generally deemed liquid if they are tradable in an offshore securities market. Repurchase agreements subject to payment on demand are deemed to have a maturity equal to the notice period.

BORROWING

      The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. This is the speculative factor known as leverage.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that the Fund is obligated to pay on the settlement day may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

      When-issued securities and delayed-delivery securities involve the risk that the security the Fund buys on that basis will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

SECURITIES LENDING

      The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund may not be able to obtain the right to vote or consent on proxy proposals involving securities that are loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser's judgment, the income earned would justify the risks.

      Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in securities of U.S. real estate investment trusts, or "REITs," or foreign issuers with a similar structure to REITs. Unlike corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

CANADIAN INCOME TRUSTS

      The Fund may invest in Canadian income trusts. Securities of income trusts have risks that are similar to equity security risks and additional risks. Where a claim is made against an income trust that cannot be paid using the trust's assets, trust investors, including the Fund, may be held liable for any outstanding obligations. Also, if tax rules that currently allow trusts to avoid paying taxes change, then the income paid by the trust could be negatively affected.

SHARES OF OTHER INVESTMENT COMPANIES

      The Fund can invest in securities of other investment companies except to the extent prohibited by law. The Fund's investments in other investment companies may include investment in ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. See "Exchange Traded Funds" above. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Fund's principal strategies. The Fund will pay additional fees through its investments in other investment companies.

LIMITED PARTNERSHIPS

      The Fund can invest in limited partnership interests. Limited partnership interests may be less liquid than other forms of equity securities in which the Fund invests and may not be as widely traded, which may make it difficult for the Fund to sell such interests at the time or price desired.

CORPORATE LOANS

      The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the values of corporate loan investments are generally less responsive than the values of bonds and notes to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as "syndicates." A syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate, although it may not be able to control the syndicate's actions.

INITIAL PUBLIC OFFERINGS

      The Fund may purchase securities in initial public offerings. Securities purchased in initial public offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

TEMPORARY DEFENSIVE POSITION

      When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes, cash and repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Pursuant to applicable law, the Fund will publicly disclose its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. The Fund will disclose a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-Q and N-CSR, which are filed with the SEC and available, free of charge, on the SEC's EDGAR database at www.sec.gov. The Fund intends to disclose its top ten holdings by weight (amount of holding divided by net assets) as of the end of each calendar quarter on the Fund's website, www.causewayfunds.com, and in sales materials.

      Occasionally, certain third parties - including the Fund's service providers, independent rating and ranking organizations, intermediaries that distribute the Fund's shares, institutional investors and others - request information about the Fund's portfolio holdings. The Board of Trustees has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

      The Fund may provide at any time portfolio holdings information to its service providers, such as the Administrator, Custodian, Investment Adviser, pricing services, independent registered public accountants, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Fund and the Investment Adviser provide portfolio holdings information to the following service providers:


-------------------------------------------------------------------------------------------------------------
NAME                                                     SERVICE
-------------------------------------------------------------------------------------------------------------
The Bank of New York                                     Custodian
-------------------------------------------------------------------------------------------------------------
Bloomberg Portfolio Order Management System              Trading system
-------------------------------------------------------------------------------------------------------------
Eagle Investment Systems Corp.                           Portfolio accounting system
-------------------------------------------------------------------------------------------------------------
Electra Securities Transaction and Asset                 Automated reconciliation service
Reconciliation System (STaARS)
-------------------------------------------------------------------------------------------------------------
FactSet Research Systems Inc.                            Online database system for portfolio analytics
-------------------------------------------------------------------------------------------------------------
FT Interactive Data Corporation                          Pricing vendor
-------------------------------------------------------------------------------------------------------------
Institutional Shareholder Services (ISS)                 Proxy research and record keeping service
-------------------------------------------------------------------------------------------------------------
SEI Investments Global Funds Services                    Fund accountant and Administrator
-------------------------------------------------------------------------------------------------------------
Various broker-dealers                                   Purchases and sales of securities
-------------------------------------------------------------------------------------------------------------


The Fund, through its Administrator, will disclose holdings and other related portfolio information to independent rating and ranking organizations on or after the 15th business day after the end of each quarter. The Fund will disclose quarterly portfolio holdings to certain consultants, investment advisory firms, and mutual fund wrap programs which have requested them on or after the 15th business day after quarter-end for due diligence purposes. The Fund will disclose top ten holdings by weight, the five largest performance contributors and detractors and the five largest purchases and sales to advisers of investors in the Fund typically by the fifth business day after month-end. The Fund will also send quarterly reports to investors who have requested them containing the Fund's holdings generally by the third week after quarter-end.

      Subject to the policies and procedures approved by the Board of Trustees, the executive officers of the Fund authorize disclosure of the Fund's portfolio holdings. Neither the Fund nor any service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

      In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser's employees from communicating to third parties any material nonpublic information relating to the Fund's portfolio holdings. The Investment Adviser's policies and procedures, in addition to the Fund's policies and procedures relating to the disclosure of the Fund's portfolio holdings, are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.

                             MANAGEMENT OF THE FUND

      The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.


      The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Trustees of the Trust who are not interested persons of the Trust as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). The purposes of the Audit Committee are: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (v) to act as liaison between the Fund's independent auditors and the full Board. The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees, as needed. According to the Trust's Bylaws, any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board of Trustees, as applicable, provided, however,
(i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board of Trustees, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended September 30, 2007, the Audit Committee held four meetings and the Nominating Committee did not meet.

      The Trustees and officers of the Trust are:

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in the
                                        Term of                                                  Trust
                                       Office and                                               Complex         Other
                       Position(s)     Length of                                               Overseen     Directorships
  Name, Address,     Held with the        Time               Principal Occupation(s)              by           Held by
  Date of Birth 1        Trust          Served 2               During Past 5 Years             Trustee 3      Trustee 4
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

John A. G. Gavin     Trustee;        Trustee since   Chairman, Gamma Holdings                       3      Director, TCW
Age: 76              Chairman of         9/01;       (international consulting and                         Funds, Inc.
                     the Board          Chairman     investment holding company) (since                    and TCW
                                      since 10/04    1968); Senior Counselor, Hicks                        Strategic
                                                     Transamerica Partners (private equity                 Income Fund,
                                                     investment firm) (since 2001).                        Inc.;
                                                                                                           Trustee,
                                                                                                           Hotchkis and
                                                                                                           Wiley Funds;
                                                                                                           Director,
                                                                                                           Claxson, S.A.

Eric H. Sussman      Trustee;        Trustee since   Tenured Lecturer, Anderson Graduate            3      Trustee,
Age: 41              Chairman of      9/01; Audit    School of Management, University of                   Presidio Funds
                     the Audit          Chairman     California, Los Angeles (since 1995);
                     Committee        since 10/04    President, Amber Capital, Inc. (real
                                                     estate investment and financial
                                                     planning firm) (since 1993).

OFFICERS
Turner Swan          President and     Since 8/01    General Counsel and Member of the            N/A            N/A
11111 Santa Monica   Secretary                       Investment Adviser (since 2001).
Blvd., Suite 1500,
Los Angeles,
CA 90025
Age: 46

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in the
                                        Term of                                                  Trust
                                       Office and                                               Complex         Other
                       Position(s)     Length of                                               Overseen     Directorships
  Name, Address,     Held with the        Time               Principal Occupation(s)              by           Held by
  Date of Birth 1        Trust          Served 2               During Past 5 Years             Trustee 3      Trustee 4
-------------------------------------------------------------------------------------------------------------------------
Gracie V. Fermelia   Chief            CCO (since     Chief Compliance Officer of the              N/A            N/A
11111 Santa Monica   Compliance       7/05); Asst.   Investment Adviser (since July 2005);
Blvd., Suite 1500,   Officer and      Sect. (since   Chief Operating Officer and Member of
Los Angeles,         Assistant           8/01)       the Investment Adviser (since 2001).
CA 90025             Secretary
Age: 46

Michael Lawson       Treasurer         Since 7/05    Director of the Administrator's Fund         N/A            N/A
One Freedom                                          Accounting department (since July
Valley Drive                                         2005); Manager in the Administrator's
Oaks, PA 19456                                       Fund Accounting department (November
Age: 47                                              1998 - July 2005).

Timothy D. Barto     Vice President    Since 9/01    Vice President and Assistant Secretary       N/A            N/A
One Freedom          and Assistant                   of the Administrator (since December
Valley Drive         Secretary                       1999).
Oaks, PA 19456
Age: 39

James Ndiaye         Vice President   Since 10/04    Vice President and Assistant Secretary       N/A            N/A
One Freedom          and Assistant                   of the Administrator (since 2005);
Valley Drive         Secretary                       Vice President at Deutsche Asset
Oaks, PA 19456                                       Management from 2003 to 2004;
Age: 39                                              Associate at Morgan, Lewis & Bockius
                                                     LLP from 2000 to 2003.

Michael Pang         Vice President    Since 7/05    Attorney of the Administrator (since         N/A            N/A
One Freedom          and Assistant                   2005); Counsel, Caledonian Bank &
Valley Drive         Secretary                       Trust Mutual Fund Group (2004);
Oaks, PA 19456                                       Counsel, Permal Asset Management
Age: 35                                              (2001-2004).

Sofia Rosala         Vice President    Since 7/05    Corporate Counsel of the Administrator       N/A            N/A
One Freedom          and Assistant                   (since 2004); Compliance Officer, SEI
Valley Drive         Secretary                       Investments Company (2001-2004).
Oaks, PA 19456
Age: 33

1 Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

2 Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary hold office at the pleasure of the Board of Trustees until he or she sooner resigns in accordance with the Trust's Bylaws.

3 The "Trust Complex" consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company with three portfolios--the Fund, Causeway International Value Fund and Causeway Emerging Markets Fund.

4 Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      During the fiscal year ended September 30, 2007, fees paid to the Independent Trustees for their services as Trustees aggregated $112,500. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended September 30, 2007:


                                     PENSION OR
                                     RETIREMENT                         TOTAL COMPENSATION
                    AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL        FROM FUND
NAME OF            COMPENSATION    AS PART OF FUND     BENEFITS UPON     COMPLEX* PAID TO
TRUSTEE             FROM FUND         EXPENSES          RETIREMENT           TRUSTEES
----------------   ------------   ----------------   ----------------   ------------------
Peter G. Allen**        $0              None               None               $37,500
John A. G. Gavin        $0              None               None               $37,500
Eric H. Sussman         $0              None               None               $37,500


* As of the date hereof, the "Fund Complex" consists of one investment company with three portfolios -- the Fund, Causeway International Value Fund and Causeway Emerging Markets Fund. The Fund was not in existence during the fiscal year ended September 30, 2007.


** Mr. Allen resigned from the Board of Trustees effective April 18, 2008.


      The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser, if any.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2007 (the Fund did not exist at such date):

                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN ALL REGISTERED
                                               INVESTMENT COMPANIES OVERSEEN BY
                      DOLLAR RANGE OF EQUITY   TRUSTEE IN FAMILY OF INVESTMENT
   NAME OF TRUSTEE    SECURITIES IN THE FUND              COMPANIES*


   John A. G. Gavin            None                      over $100,000

   Eric H. Sussman             None                      over $100,000

* As of the date hereof, the Trust's Family of Investment Companies consists of one investment company with three portfolios -- the Fund, Causeway International Value Fund and Causeway Emerging Markets Fund.

      As of December 31, 2007, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

      The Trustees receive fees and are reimbursed for expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of the Administrator and/or SEI Investments Distribution Co. (the "Distributor") receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Fund. See "Advisory Arrangements", "Administration Arrangements" and "Distribution Arrangements" below.

      The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

NAME                       POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
Turner Swan                General Counsel, Secretary and Member of the Investment Adviser
Gracie V. Fermelia         Chief Operating Officer, Chief Compliance Officer and Member of the
                           Investment Adviser

ADVISORY ARRANGEMENTS

      INVESTMENT ADVISORY SERVICES AND FEE. The Trust, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The Investment Adviser is responsible for making decisions to buy, sell or hold particular securities. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Fund.


      The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of 0.85% of the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated April 28, 2008, the Investment Adviser has agreed to limit the Fund's annual operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to 1.10% of average daily net assets of Institutional Class shares until September 30, 2009. Because the Fund has not commenced operations, as of the date hereof it has not paid any advisory fees to the Investment Adviser.


      PAYMENT OF FUND EXPENSES. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay the fees of all officers and Trustees who are affiliated persons of the Investment Adviser. In addition, the Investment Adviser will pay expenses associated with the organization of the Fund. The Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Independent Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      ORGANIZATION OF THE INVESTMENT ADVISER. The Investment Adviser is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of the Investment Adviser, respectively, control the Investment Adviser through their executive offices and their ownership of voting securities.

      DURATION AND TERMINATION. Unless earlier terminated as described below, the Advisory Agreement will remain in effect through September 20, 2009 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Fund by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days' written notice to the other party.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

      The following table discloses information concerning other accounts managed by the Fund's portfolio managers as of September 30, 2007:

------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF OTHER ACCOUNTS MANAGED                 NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY
                                      AND ASSETS BY ACCOUNT TYPE                              FEE IS PERFORMANCE-BASED
                    ----------------------------------------------------------------------------------------------------------------
                        REGISTERED          OTHER POOLED                            REGISTERED   OTHER POOLED
NAME OF                 INVESTMENT           INVESTMENT                             INVESTMENT    INVESTMENT
PORTFOLIO MANAGER        COMPANIES            VEHICLES           OTHER ACCOUNTS      COMPANIES     VEHICLES        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Sarah H. Ketterer   4 ($7.376 billion)   7 ($1.999 billion)   64 ($8.934 billion)      none          none        2 ($0.643 billion)
------------------------------------------------------------------------------------------------------------------------------------
Harry W. Hartford   4 ($7.376 billion)   7 ($1.999 billion)   69 ($8.944 billion)      none          none        2 ($0.643 billion)
------------------------------------------------------------------------------------------------------------------------------------
James A. Doyle      4 ($7.376 billion)   7 ($1.999 billion)   67 ($8.936 billion)      none          none        2 ($0.643 billion)
------------------------------------------------------------------------------------------------------------------------------------
Jonathan P. Eng     4 ($7.376 billion)   7 ($1.999 billion)   64 ($8.934 billion)      none          none        2 ($0.643 billion)
------------------------------------------------------------------------------------------------------------------------------------
Kevin Durkin        4 ($7.376 billion)   7 ($1.999 billion)   64 ($8.934 billion)      none          none        2 ($0.643 billion)
------------------------------------------------------------------------------------------------------------------------------------

      The portfolio managers at the Investment Adviser who manage the Fund also provide investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions and their own personal accounts (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Fund or pay performance-based fees to the Investment Adviser. All of the portfolio managers have personal investments in Causeway International Value Fund. Ms. Ketterer and Mr. Hartford hold a controlling interest in the Investment Adviser's equity and Messrs. Doyle, Eng and Durkin have minority interests in the Investment Adviser's equity.

      Actual or potential conflicts of interest arise from the Fund portfolio managers' management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. The Investment Adviser also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION

      Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the Investment Adviser, respectively, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm's profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salary, incentive compensation and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by the Investment Adviser. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

OWNERSHIP OF SECURITIES

      Because the Fund has not commenced operations, as of the date hereof the portfolio managers do not own any equity securities in the Fund.

ADMINISTRATION ARRANGEMENTS

      The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, CNI Charter Funds, HighMark Funds, Optique Funds, Oak Associates Funds, The Old Mutual Funds, Inc., Old Mutual Insurance Series Fund, Inc., Schroder Series Trust, Schroder Capital Funds, Schroder Advisors Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Alpha Strategies, SEI Opportunity Fund, SEI Structured Cred, SEI Tax Exempt Trust, Turner Funds, and The Arbitrage Funds.

      The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, as amended effective January 1, 2006, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator the following annual fees, calculated based on the aggregate average daily net assets of the Trust: 0.06% of the assets up to but not exceeding $1 billion; 0.05% of the assets exceeding $1 billion but not exceeding $2 billion; 0.04% of the assets exceeding $2 billion but not exceeding $3 billion; 0.03% of the assets exceeding $3 billion but not exceeding $4 billion; and 0.02% of the assets exceeding $4 billion. The Administrator's fee is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence as of the date of the Administration Agreement. The Administrator's fee is charged to each portfolio of the Trust (including the Fund) in proportion to such portfolio's net assets. Because the Fund has not commenced operations, as of the date hereof it has not paid any fees to the Administrator.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2009 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days' prior written notice to the other party.

DISTRIBUTION ARRANGEMENTS

      The Distributor, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor does not receive compensation from the Fund for distribution of shares of the Fund. Pursuant to an agreement between the Investment Adviser and the Distributor, the Investment Adviser will pay out of its own resources for all distribution services provided to the Fund under the Distribution Agreement.

      Unless earlier terminated as described below, the Distribution Agreement will remain in effect through September 20, 2008 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated with respect to the Fund by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party, or upon assignment by the Distributor.

      The Distributor may enter into a Shareholder Service Provider Agreement with financial institutions (each a "Service Provider") pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

      The Investment Adviser makes payments out of its own resources to certain financial institutions for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, and annual asset-based charges of up to 0.15% of the average daily net asset value of shares of the Fund serviced by the financial institution.

CODE OF ETHICS

      The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the "Code of

Ethics"). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information ("access persons") and, as described below, imposes additional restrictions on Fund investment personnel.

      The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds (excluding funds advised by the Investment Adviser), high-quality short-term securities and direct obligations of the U.S. government. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by the Fund. Further, investment personnel are restricted from investing in securities which the Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.

PROXY VOTING POLICIES AND PROCEDURES

      The Investment Adviser votes the proxies of companies owned by the Fund. The Investment Adviser votes proxies solely in the best interests of the Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, the Investment Adviser generally votes FOR distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes WITH MANAGEMENT on social issues because it believes management is responsible for handling them. The Investment Adviser generally opposes cumulative voting and votes AGAINST anti-takeover mechanisms and attempts to classify boards of directors. The Investment Adviser votes other matters - including equity-based compensation plans - on a CASE-BY-CASE basis.

      The Investment Adviser's interests may conflict with the interests of the Fund on certain proxy votes where the Investment Adviser might have a significant business or personal relationship with the company or its officers. The Investment Adviser's chief operating officer in consultation with the general counsel decides if a vote involves a material conflict of interest. If so, the Investment Adviser will either (i) obtain instructions or consent from the Trustees on voting, (ii) vote in accordance with a "for" or "against" or "with management" guideline if one applies, or (iii) if no such guideline applies, follow the recommendation of a third party proxy voting consultant unaffiliated with the Investment Adviser, such as Institutional Shareholder Services.

      Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser's ability to vote. As a result, the Fund's non-U.S. proxies will be voted on a best efforts basis only. In addition, the Investment Adviser will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the Fund's custodian in sufficient time to cast the vote. This is only a summary of the Investment Adviser's Proxy Voting Policies and Procedures.

      Information regarding how the Fund voted proxies of companies owned by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission's website at HTTP://WWW.SEC.GOV.

                        PURCHASE AND REDEMPTION OF SHARES

      Reference is made to "Investing in the Fund - How to Purchase, Sell and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

      The Fund issues one class of shares: the Institutional Class. Each Institutional Class share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights as all other shares.

      The Fund offers its shares at a public offering price equal to the next determined net asset value per share. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase or redemption order by DST Systems Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 (the "Transfer Agent"). Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

      The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

      The Fund may enter into agreements with broker-dealers or other financial intermediaries allowing investors to purchase and redeem shares of the Fund through the financial intermediary. In connection with these arrangements, the Fund will authorize the financial intermediary to accept on its behalf purchase and redemption orders. In turn, the financial intermediary is authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized financial intermediary or the financial intermediary's authorized designee and timely transmitted to the Fund. In addition, a financial intermediary or its designee may charge transaction fees on the purchase or sale of Fund shares.

      Purchase orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), which includes orders received after the determination of net asset value on the previous day, will receive the current business day's net asset value. Purchase orders received after the close of regular trading on the NYSE will be processed using the next trading day's price.

ISSUANCE OF FUND SHARES FOR SECURITIES

      Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

REDEMPTION

      A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as such names appear on the Transfer Agent's register. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register;
(ii) all checks must be mailed to the address of record on the Transfer Agent's register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer

Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

      A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-866-947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder's bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

      Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund may temporarily suspend telephone transactions at any time.

      Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

      As discussed in the Prospectus, a shareholder may also redeem shares via the Fund's website at www.causewayfunds.com. The Fund will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, the Fund may temporarily suspend Internet transactions at any time.

      For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 5 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

      Securities dealers and other financial intermediaries have the responsibility of submitting redemption requests received from customers prior to the close of regular trading on the NYSE to the Fund within agreed upon time deadlines to obtain that day's closing price. The Fund reserves the right to reject any order for redemption, which right of rejection might adversely affect shareholders seeking redemption through financial intermediaries.

REDEMPTION IN KIND

      If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, or if a shareholder requests redemption in kind and the Fund determines that it would not be detrimental to the best interests of the remaining shareholders of the Fund to make payment in kind, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTION FEE

      In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the original price of the shares as of the date of acquisition.

                                PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

      The purchase and redemption price of shares is the net asset value ("NAV") of each share. The Fund's securities are valued by the Fund's Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices). Fund securities listed on a securities exchange (except NASDAQ) for which market quotations are available are valued at the last reported sale price on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

      If there is no readily ascertainable market value for a security or the Fund thinks a market price is unreliable, the Fund's Fair Value Committee will make a good faith determination of the "fair value" of the security under policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved the use of a third-party fair valuation vendor for equity securities that are traded primarily on non-U.S. exchanges. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Trust will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Trust's Fair Value Committee. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.

      The Fund will own securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or "arbitrageurs" may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in the Fund's NAV. Such trades may adversely affect existing shareholders.

      Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price the Fund would receive if it sold the security.

      NAV of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets held by the Fund (including interest and dividends accrued but not yet received) minus all liabilities attributable to the Fund (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses are accrued daily.

      Portfolio securities, including ETFs, ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of regular trading on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last sale price or, lacking any sales, at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

      Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of the Fund's NAV.

      Each investor may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor's interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Fund. The close of regular trading on the NYSE is normally 4:00 p.m. Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

      Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. In executing transactions with brokers and dealers, the Trust's policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust's total cost or proceeds is the most favorable under the circumstances, taking into account the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer's services, including among other things:

   o  Execution capability,

   o  Research services,

   o  Responsiveness,

   o  Level of commission rates charged,

   o  Ability to negotiate commissions,

   o  Ability to obtain volume discounts,

   o  Financial soundness,

   o  Back office processing capabilities, and

   o  Participation in client commission recapture programs.

      The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and the Investment Adviser's other clients. The Investment Adviser's traders monitor prices by comparing fills to the stock's volume-weighted average price ("VWAP") for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate research rankings to the Trading Desk. Portfolio managers and traders receive monthly and annual reports listing brokers and commissions by country, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. The Investment Adviser also uses a third party service provider to assist the firm in assessing best execution.

      The Investment Adviser may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser's overall responsibilities to the Fund and other accounts for which it exercises investment discretion.

      To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts and corporate management personnel. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser's accounts and not all such services may be used in connection with the Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

      The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

      Foreign equity securities may also be held by the Fund in the form of ETFs, ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ETFs, ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.

      The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transaction is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. See "Investment Objective and Policies - Investment Restrictions."

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Because the Fund has not commenced operations, as of the date hereof it has not paid any brokerage commissions.

                              SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling 1-866-947-7000, or from the Distributor or your securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

RETIREMENT AND EDUCATION SAVINGS PLANS

      The minimum initial purchase to establish retirement and education savings plan accounts is $1 million. Dividends received in retirement plans are exempt from federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and Coverdell Educational Savings Accounts. Investors considering participation in any retirement or savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: 1-866-947-7000), if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

                            DIVIDENDS AND TAX STATUS

      The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification for that treatment exempts the Fund (but not its shareholders) from paying federal income tax on income and capital gains it distributes to its shareholders, and permits distributions of net capital gain (I.E., the excess of net long-term capital gain over net long-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long the shareholders have held their shares in the Fund. Any distributions the Fund makes of net capital gain it recognizes on sales or exchanges of capital assets through the end of its last taxable year beginning before January 1, 2009, will be subject to a 15% maximum federal income tax rate for individual shareholders. The part of the dividends a regulated investment company pays that is attributable to its "qualified dividend income" (essentially, dividends received from most domestic corporations and certain foreign corporations) generally also is subject to that rate for individual shareholders through 2008, and the part of those dividends attributable to dividends from domestic corporations is eligible for the dividends-received deduction available to corporate shareholders.

      Failure by the Fund to qualify for treatment as a regulated investment company would result in all of its income being subject to federal income tax at corporate rates. In addition, the shareholders would treat all Fund distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is qualified dividend income would be taxable at the 15% maximum rate). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

      Qualification as a regulated investment company requires, among other things, that (1) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities or foreign currencies, be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (2) the Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, in order to be able to deduct distributions to its shareholders, the Fund must distribute to them at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) earned in each year.

      The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

      Upon a redemption or exchange of shares of the Fund, a shareholder will realize short-term or long-term capital gain or loss, depending upon the shareholder's holding period for the Fund's shares. However, if a shareholder's holding period for his or her shares is six months or less, any capital loss realized from a redemption or exchange of such shares must be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through the end of 2008 of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. Any loss realized on a redemption of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares).

      The Fund is required to pay a non-deductible 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for that calendar year, 98% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year periods. The Fund intends to continue to meet these distribution requirements to avoid excise tax liability. If the NAV of a shareholder's Fund shares is reduced, by reason of a distribution of realized capital gains, below the shareholder's cost, such distribution nevertheless would be taxable to the shareholder, and a sale of these shares at that time would result in a capital loss for federal income tax purposes.

      Some futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts, and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the excise tax mentioned above.

      Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of foreign currencies or debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition are also treated as ordinary gain or loss. These gains or losses ("Section 988" gains or losses) increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any distributions, and any ordinary dividend distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the cost of currency conversion.

      Offsetting positions the Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts). Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

      When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      The foregoing is an abbreviated summary of the federal income tax consequences of any investment in the Fund. It is based on the applicable provisions of the Internal Revenue Code and Treasury regulations presently in effect which are subject to change by legislative or administrative action, and any such change may be prospective or retroactive. Fund dividends may also be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state or local taxes.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which may be represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a fund's liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.

      The Trust or the Fund may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust's (or the Fund's) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund. If not so terminated, the Trust and the Fund will continue indefinitely.

TRUSTEE AND SHAREHOLDER LIABILITY

      The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust's obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations or where the other party was held not to be bound by the disclaimer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.


CUSTODIAN


      The Bank of New York, One Wall Street, New York, NY 10286, acts as custodian of the Fund's assets (the "Custodian"). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for the Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.


TRANSFER AGENT

      DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

      Kirkpatrick & Lockhart Preston Gates Ellis LLP, 55 Second Street, Suite 1700, San Francisco, CA 94105, is counsel for the Trust. Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Kirkpatrick & Lockhart Preston Gates Ellis LLP.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

FINANCIAL HIGHLIGHTS

      The Fund is new and does not have financial information to present.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Because the Fund has not commenced operations, as of the date hereof no persons owned more than 5% or more of the outstanding voting securities of the Fund. Further, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the Fund.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Declaration of Trust(1)

    (2) Amendment No. 1 to Schedule A to Declaration of Trust(6)

    (3) Amendment No. 2 to Schedule A to Declaration of Trust(8)

    (4) Amendment No. 3 to Schedule A to Declaration of Trust*

(b) Bylaws(1)

(c) Instruments defining rights of Shareholders - none, see Declaration of Trust

(d) (1) Investment Advisory Agreement for Causeway International Value
        Fund(2)

    (2) Investment Advisory Agreement for Causeway Emerging Markets Fund(7)

    (3) Investment Advisory Agreement for Causeway Global Value Fund*

(e) (1) Underwriting Agreement(2)

    (2) Amendment No. 1 to Distribution Agreement(6)

    (3) Amendment No. 2 to Distribution Agreement(8)

(f) Bonus or Profit Sharing Contracts -- none

(g) (1) Custody Agreements for Causeway International Value Fund(2)

    (2) Amendment to Custody Agreement for Causeway Emerging Markets Fund(7)

    (3) Amendment to Custody Agreement for Causeway Global Value Fund*

(h) Other Material Contracts

    (1) Administration Agreement(2)

    (2) Amendment No. 1 to Administration Agreement(5)

    (3) Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement(6)

    (4) Amendment No. 3 to Administration Agreement(7)

    (5) Amendment No. 4 to Administration Agreement*

    (6) Shareholder Service Plan and Agreement(2)

    (7) Expense Limit Agreement for Causeway International Value Fund(8)

    (8) Expense Limit Agreement for Causeway Emerging Markets Fund(7)

    (9) Expense Limit Agreement for Causeway Global Value Fund*

(i) Legal Opinion*

(j) Other Opinions

(1) Consent of independent registered public accounting firm*

(k) Omitted Financial statements - none

(l) Initial Capital Agreement(2)

(m) Rule 12b-1 Plan - not applicable

(n) Rule 18f-3 Plan(2)

(o) Reserved

(p) (1) Codes of Ethics of Registrant and its investment adviser(3)

    (2) Code of Ethics of Registrant's principal underwriter(3)

    (3) Amended Code of Ethics of Registrant and its investment adviser(4)

    (4) Amended Code of Ethics of Registrant's principal underwriter(4)

    (5) Amended Code of Ethics of Registrant and its investment adviser(6)

    (6) Amended Code of Ethics of Registrant and its investment adviser(8)

-------------------
(1) Incorporated by reference from Registrant's initial Registration Statement filed on August 15, 2001.

(2) Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.

(3) Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.

(4) Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.

(5) Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.

(6) Incorporated by reference from Post-Effective Amendment No. 7 filed on November 16, 2006.

(7) Incorporated by reference from Post-Effective Amendment No. 8 filed on January 30, 2007.

(8) Incorporated by reference from Post-Effective Amendment No. 9 filed on January 30, 2008.

*       Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Article VIII of the Registrant's Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the Registrant's Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.

Article VII, Section 3 of the Registrant's Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant's Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Fund" in the Prospectus and Statement of Additional Information.

The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      Name                                                   Since
      ----                                                   -----

      SEI Daily Income Trust                                 July 15, 1982
      SEI Liquid Asset Trust                                 November 29, 1982
      SEI Tax Exempt Trust                                   December 3, 1982
      SEI Index Funds                                        July 10, 1985
      SEI Institutional Managed Trust                        January 22, 1987
      SEI Institutional International Trust                  August 30, 1988
      The Advisors' Inner Circle Fund                        November 14, 1991
      The Advisors' Inner Circle Fund II                     January 28, 1993
      Bishop Street Funds                                    January 27, 1995
      SEI Asset Allocation Trust                             April 1, 1996
      SEI Institutional Investments Trust                    June 14, 1996
      Oak Associates Funds                                   February 27, 1998
      CNI Charter Funds                                      April 1, 1999
      iShares Inc.                                           January 28, 2000
      iShares Trust                                          April 25, 2000
      Optique Funds, Inc.                                    November 1, 2000
      Causeway Capital Management Trust                      September 20, 2001
      Barclays Global Investors Funds                        March 31, 2003
      SEI Opportunity Fund, LP                               October 1, 2003
      The Arbitrage Funds                                    May 17, 2005
      The Turner Funds                                       January 1, 2006
      ProShares Trust                                        November 14, 2005
      Community Reinvestment Act Qualified Investment Fund   January 8, 2007
      Accessor Funds                                         March 1, 2007
      TD Asset Management USA Funds                          July 25, 2007

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                     Position and Offices                              Positions and Offices
Name                 with Distributor                                  with Registrant
------------------   --------------------                              ---------------------
William M. Doran     Director                                                    --
Edward D. Loughlin   Director                                                    --
Wayne M. Withrow     Director                                                    --
Kevin Barr           President & Chief Executive Officer                         --
Maxine Chou          Chief Financial Officer & Treasurer                         --
Thomas Rodman        Chief Operations Officer                                    --
John C. Munch        General Counsel & Secretary                                 --
Karen LaTourette     Chief Compliance Officer, Anti-Money Laundering
                     Officer & Assistant Secretary                               --
Mark J. Held         Senior Vice President                                       --
Lori L. White        Vice President & Assistant Secretary                        --
John Coary           Vice President & Assistant Secretary                        --
John Cronin          Vice President                                              --
Robert McCarthy      Vice President                                              --
Robert Silvestri     Vice President                                              --
Michael Farrell      Vice President                                              --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) - (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant's Custodian: The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) - (f); 31a-1(b)(2)(ii) - (iii); and 31a-1(b)(3) - (8), the
required books and records are maintained at the offices of Registrant's
Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) - (7); 31a-1 (b)(9) - (11); and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Investment
Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant's Transfer
Agent: DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; and (e) With respect to Rule 31a-1 (d), the required books and records are maintained at the offices of the Registrant's Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 29th day of April, 2008.

                       CAUSEWAY CAPITAL MANAGEMENT TRUST

                       /s/ Turner Swan
                       ---------------
                       By: Turner Swan
                       President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                       TITLE                                      DATE
----                       -----                                      ----

/s/ Turner Swan            President &                      April 29, 2008
--------------             Secretary
Turner Swan

/s/ Michael Lawson         Treasurer                        April 29, 2008
-----------------
Michael Lawson

John A. G. Gavin*          Trustee and Chairman of          April 29, 2008
-----------------          the Board
John A. G. Gavin

Eric H. Sussman*           Trustee                          April 29, 2008
-----------------
Eric H. Sussman

* By  /s/ Gracie V. Fermelia
      ----------------------
      (Gracie V. Fermelia, pursuant to a power of attorney filed herewith)

                                  EXHIBIT INDEX

23(a)(4)   Amendment No. 3 to Schedule A to Declaration of Trust

23(d)(3)   Investment Advisory Agreement for Causeway Global Value Fund

23(g)(3)   Amendment to Custody Agreement for Causeway Global Value Fund

23(h)(5)   Amendment No. 4 to Administration Agreement

23(h)(9)   Expense Limit Agreement for Causeway Global Value Fund

23(i)      Legal Opinion

23(j)(1)   Consent of independent registered public accounting firm

Powers of Attorney for John A. G. Gavin and Eric H. Sussman, Trustees of Causeway Capital Management Trust

                                POWER OF ATTORNEY

      I, John A. G. Gavin, the undersigned Trustee of Causeway Capital Management Trust (the "Trust") hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie
V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      EXECUTED at Los Angeles, California, this 30th day of October, 2006.
                  ------------------------
                       (City, State)

                                         /s/ John A. G. Gavin
                                         -----------------------

                                         John A. G. Gavin, Trustee

                                POWER OF ATTORNEY

      I, Eric H. Sussman, the undersigned Trustee of Causeway Capital Management Trust (the "Trust") hereby revoke all previous powers of attorney I have signed, if any, and otherwise act in my name and behalf in matters involving the Trust and do hereby constitute and appoint Turner Swan and Gracie V. Fermelia and each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      EXECUTED at Los Angeles, California, this 30th day of October, 2006.
                  ------------------------
                       (City, State)

                                         /s/ Eric H. Sussman
                                         -----------------------

                                         Eric H. Sussman, Trustee